                                                                   EXHIBIT 10.20


                       FIRST AMENDMENT TO CREDIT AGREEMENT




                  THIS FIRST AMENDMENT made this 24th day of May, 1999
(the "FIRST AMENDMENT"), among NATG HOLDINGS, LLC, a Delaware limited liability company (the "BORROWER"); NORTH AMERICAN TEL-COM GROUP, INC., a Florida corporation ("NATC"); ORIUS CORP., a Delaware corporation ("ORIUS"); MICH-COM CABLE SERVICES INCORPORATED, a Michigan corporation; CABLEMASTERS CORP., a Pennsylvania corporation; CHANNEL COMMUNICATIONS, INC., a Kansas corporation; EXCEL CABLE CONSTRUCTION, INC., a Florida corporation; U.S. Cable, INC., a Wisconsin corporation; CATV Subscriber Services, Inc., a North Carolina corporation; STATE WIDE CATV, INC., a New York corporation; Burn-Techs, Inc., a Florida corporation; DAS-CO of Idaho, Inc., an Idaho corporation; Schatz Underground Cable, Inc., a Missouri corporation; Network Cabling Services, Inc., a Texas corporation; Copenhagen Utilities & Construction, Inc., an Oregon corporation; and Texel Corporation, a Virginia corporation ("Texel") (the foregoing entities, excluding the Borrower, are each referred to individually as a "GUARANTOR" and collectively and jointly and severally as the "GUARANTORS"), the BANKS (as hereinafter defined), MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Joint Lead Arranger and Syndication Agent (hereinafter referred in such capacities as the "SYNDICATION AGENT") and PNC BANK, NATIONAL ASSOCIATION, in its capacity as Joint Lead Arranger and Administrative Agent for the Banks under this Agreement (hereinafter referred to in such capacities as the "ADMINISTRATIVE AGENT").

                  WHEREAS, the Borrower, the Guarantors (other than Texel), the Banks, the Administrative Agent and the Syndication Agent are parties to a Credit Agreement dated as of February 26, 1999 (the "ORIGINAL CREDIT AGREEMENT"); and

                  WHEREAS, pursuant to a stock purchase agreement dated as of May 24, 1999, the Borrower has acquired all of the capital stock of Texel, and

                  WHEREAS, Texel has agreed to become a party to the Original Credit Agreement as a Guarantor under the Original Credit Agreement as amended hereby; and

                  WHEREAS, the Borrower, the Guarantors, the Banks, the Administrative Agent and the Syndication Agent wish to amend the Original Credit Agreement in certain respects including increasing the principal amount of Term Loan A to $72,000,000 and increasing the principal amount of Term Loan B to $58,000,000.

                  NOW, THEREFORE, in consideration of the premises and covenants contained herein and intending to be legally bound hereby, the Borrower, the Guarantors, the Administrative Agent, and the Syndication Agent and the Banks agree as follows:

                  1. DEFINITIONS. Capitalized terms used herein but not defined or amended herein shall have the meanings set forth in the Original Credit Agreement.

                  2. ADDITIONAL DEFINITIONS. The following definitions are hereby added to Section 1.1 of the Credit Agreement:

                           AFFIRMATION AND JOINDER TO SECURITY AGREEMENT shall
mean the Affirmation and Joinder to Security Agreement dated as of May 24, 1999 executed by the Borrower, the Guarantors and the Administrative Agent in substantially the form of EXHIBIT 1.1(S)(2) to the First Amendment and delivered to the Administrative Agent for its benefit and for the benefit of the Banks.

                           AFFIRMATION AND JOINDER TO SUBSIDIARY GUARANTY AND
SURETYSHIP AGREEMENT shall mean the Affirmation and Joinder to Subsidiary Guaranty and Suretyship Agreement dated as of May 24, 1999 executed by the Subsidiary Guarantors and the Administrative Agent in substantially the form of
EXHIBIT 1.1(G)(3) to the First Amendment and delivered to the Administrative Agent for its benefit and for the benefit of the Banks.

                           AFFIRMATION OF NATC PLEDGE AGREEMENT shall mean the
Affirmation of NATC Pledge Agreement dated as of May 24, 1999 executed by NATC and the Administrative Agent in substantially the form of EXHIBIT 1.1(P)(5) to the First Amendment and delivered to the Administrative Agent for its benefit and for the benefit of the Banks.

                           AMENDMENT CLOSING DATE shall mean May 24, 1999.

                           AMENDMENT DOCUMENTS shall mean the First Amendment,
each Amended and Restated Term Note A and Amended and Restated Term Note B (each as described in Section 3.1 hereof), the Affirmation and Joinder to Security Agreement, the Affirmation and Joinder to Subsidiary Guaranty and Suretyship Agreement, the Affirmation of NATC Pledge Agreement, the First Amendment to Borrower Pledge Agreement, and the Orius Affirmation.

                           AMENDMENT TRANSACTIONS shall mean consummation of the
Texel Acquisition, repayment of the Existing Texel Debt and the additional extensions of credit under the Original Credit Agreement as amended by the First Amendment.

                           EXISTING TEXEL DEBT shall mean all Indebtedness of
Texel which is not Permitted Indebtedness.

                           FIRST AMENDMENT shall mean the First Amendment to
Credit Agreement dated as of May 24, 1999.

                           FIRST AMENDMENT TO BORROWER PLEDGE AGREEMENT shall
mean the First Amendment to Borrower Pledge Agreement dated as of May 24, 1999 in substantially the form of Exhibit 1.1(P)(4) to the First Amendment executed by the Borrower and the Administrative Agent and delivered by the Borrower to the Administrative Agent for its benefit and the benefit of the Banks.

                           ORIUS AFFIRMATION shall mean the Affirmation of Orius
Guaranty and Orius Pledge Agreement dated as of May 24, 1999 in substantially the form of EXHIBIT 1.1(G)(4) to the First Amendment executed by Orius and the Administrative Agent and delivered to the Administrative Agent for its benefit and for the benefit of the Banks.

                           TEXEL ACQUISITION shall mean the acquisition by
Borrower of 100% of the common stock of Texel with an aggregate cash consideration of not greater than $26,250,000 and all under terms and conditions acceptable to the Agents.

                           TEXEL ACQUISITION AGREEMENT shall mean the Stock
Purchase Agreement dated as of May 24, 1999 among the Borrower, Orius and E. Scott Kasprowicz.

                  3. AMENDMENT TO DEFINITIONS.

                           (a) The following definitions in the Original Credit
Agreement are hereby amended and restated as follows:

                           AGREEMENT shall mean the Original Credit Agreement,
as amended by the First Amendment, as the same may be amended, restated, supplemented or modified from time to time, including all schedules and exhibits.

                           BALANCE SHEET ADJUSTMENT PAYMENTS shall mean payments
related to balance sheet adjustments made by Borrower (i) to the Sellers under the Acquisition Agreement related to the acquisition of Copenhagen, (ii) to the Sellers under the Acquisition Agreement related to the acquisition of DAS-CO, and (iii) to the seller under the Texel Acquisition Agreement.

                           BORROWER PLEDGE AGREEMENT shall mean the Borrower
Pledge Agreement dated as of February 26, 1999 executed by the Borrower, as amended by the First Amendment to Borrower Pledge Agreement.

                           BORROWER'S COMPLIANCE CERTIFICATE shall mean the form
of Compliance Certificate described in Section 8.3.4 and in the form attached as
Exhibit 8.3.4 of the First Amendment.

                           EXCESS CASH FLOW shall be computed as of the close of
each fiscal year by taking the difference between Consolidated Cash Flow from Operations for such fiscal year and Fixed Charges for such fiscal year and adding to such difference decreases in Working Capital in such fiscal year or subtracting from such difference increases in Working Capital in such fiscal year and subtracting from the resulting subtotal (x) cash consideration paid in connection with Permitted Acquisitions in such year, (y) cash payments made with respect to Earn Out Obligations in such year and (z) for 1999, $2,000,000 reflecting the portion of the cash consideration paid in the Texel Acquisition which was not funded with increases in the Term Loan under the First Amendment. All determinations of Excess Cash Flow shall be based on the immediately preceding fiscal year. For purposes of calculating Excess Cash Flow for 1999, the change in Working Capital will be computed based on the balance sheet of the Borrower and its

Subsidiaries as of the Closing Date immediately following consummation of the Transactions (and, with respect to Texel, its balance sheet as of the Amendment Closing Date immediately following consummation of the Amendment Transactions) and the audited balance sheet of the Borrower and its Subsidiaries as of December 31, 1999.

                           FIRST PRIORITY FACILITIES shall mean Term Loan A
(including increases therein pursuant to the First Amendment), Term Loan B (including increases therein pursuant to the First Amendment), and the Revolving Credit Facility and any additional extensions of credit hereunder consented by the Required Banks to be a part of the First Priority Facility.

                           GUARANTORS shall have the meanings given in the
recitals to the First Amendment.

                           NATC PLEDGE AGREEMENT shall mean the NATC Pledge
Agreement dated as of February 26, 1999 executed and delivered by NATC to the Administrative Agent for the benefit of the Banks, as affirmed by the Affirmation of NATC Pledge Agreement.

                           ORIUS GUARANTY AGREEMENT shall mean the Orius
Guaranty and Suretyship Agreement dated as of February 26, 1999 executed and delivered by Orius to the Administrative Agent for the benefit of the Banks, as affirmed by the Orius Affirmation.

                           ORIUS PLEDGE AGREEMENT shall mean the Orius Pledge
Agreement dated as of February 26, 1999 executed and delivered by Orius to the Administrative Agent for the benefit of the Banks, as affirmed by the Orius Affirmation.

                           SECURITY AGREEMENT shall mean the Security Agreement
dated as of February 26, 1999 executed by the Borrower and the Guarantors, as amended by the Affirmation and Joinder to Security Agreement.

                           SUBSIDIARY GUARANTY AGREEMENT shall mean the
Subsidiary Guaranty and Suretyship Agreement dated as of February 26, 1999 executed by each Subsidiary Guarantor (other than Texel), as amended and affirmed by the Affirmation and Joinder to Subsidiary Guaranty and Suretyship Agreement.

                           TERM LOAN A COMMITMENT shall mean initially the
commitment of the Banks with respect to $72,000,000 of Term Loan A as set forth in SCHEDULE 1.1(B) to the First Amendment and thereafter as modified by assignments under Assignment Agreements.

                           TERM LOAN B COMMITMENT shall mean initially the
commitment of the Banks with respect to $58,000,000 of Term Loan B as set forth in SCHEDULE 1.1(B) to the First Amendment and thereafter as modified by assignments under Assignment Agreements.

                           TERM NOTES shall mean collectively and TERM NOTE
shall mean separately all of the Term Notes of the Borrower to each of the Banks, as applicable, in the form of EXHIBIT 1.1(T)(1), EXHIBIT 1.1(T)(2),
EXHIBIT 1.1(T)(3) to the original Credit Agreement and EXHIBITS 1.1(T)(4) and 1.1(T)(5) to the First Amendment evidencing Term Loan A, Term Loan B, and Term Loan C, together with all amendments, extensions, renewals, replacements, refinancings or refunds thereof in whole or in part.

                           WORKING CAPITAL shall mean (a) current assets
(excluding cash) of Orius, the Borrower and its Subsidiaries as determined on a consolidated basis, (b) less the sum of (x) current liabilities of Orius, the Borrower and its Subsidiaries determined on a consolidated basis (including the principal balance of the Revolving Credit Loans and current maturities of the Term Loans), and (y) any obligation classified as a current asset owed to the Borrower or any Subsidiary of the Borrower by an Affiliate of the Borrower or by a Subsidiary of such Affiliate, provided that the Working Capital as of the beginning of a fiscal year (i) with respect to Texel shall be deemed to be as set forth on its balance sheet as of the Amendment Closing Date immediately following consummation of the Amendment Transactions, and (ii) with respect to each Permitted Acquisition during such fiscal year shall be an amount agreed to among the Borrower and the Agents at the time of such Permitted Acquisition pursuant to Section 8.2.6(vii) hereof.

                           (b) The definition of "Permitted Investments" set
forth in Section 1.1 of the Original Credit Agreement is amended to add new subpart (v) as follows:

                                    (v) the Texel Acquisition.

                           (c) The definition of "Permitted Liens" set forth in
Section 1.1 of the Original Credit Agreement is amended to amend and restate subpart (xii) as follows:

                                    (xii) Liens on certain inventory (and the
                                          proceeds thereof) as specified in
                                          various security agreements between
                                          Channel Communications, Inc. and TCI
                                          Atlantic, Inc., TCI Great Lakes, Inc.
                                          and TCI Central, Inc., existing on the
                                          Amendment Closing Date, PROVIDED that
                                          the obligations being secured under
                                          such security agreements do not exceed
                                          $7,000,000 in the aggregate at any
                                          time on or after the Closing Date, and
                                          provided that such liens are released
                                          and discharged promptly following
                                          completion of the contracts existing
                                          on the Amendment Closing Date between
                                          Channel Communications, Inc. and such
                                          entities which relate to such security
                                          agreements.

                  4. JOINDER. Texel hereby joins the Original Credit Agreement, as amended hereby, as a Guarantor.

                  5. AMENDMENT TO REVOLVING CREDIT COMMITMENT. Section 2.8 of the Original Credit Agreement is hereby amended and restated as follows:





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

                           2.8.     USE OF PROCEEDS.

                           The proceeds of the Revolving Credit Loans shall be used for general corporate purposes, the Specified Acquisitions, the Texel Acquisition, Permitted Acquisitions and in accordance with Section 8.1.11 [Use of Proceeds].

                  6. AMENDMENT TO TERM LOAN COMMITMENT AND TERM LOAN REPAYMENT.

                           (a) Section 3.1 of the Original Credit Agreement is hereby amended and restated as follows:

                           Subject to the terms and conditions hereof, and relying upon the representations and warranties herein set forth, each Bank severally agrees to make a term loan (the "Term Loan") to the Borrower on the Closing Date (or with respect to increases in Term Loan Commitments effective under the First Amendment, on the Amendment Closing Date) in such principal amount as the Borrower shall request up to, but not exceeding such Bank's Term Loan Commitment. The Term Loan shall consist of Term Loan A in principal amount of $72,000,000 to be evidenced by a Term Note A issued to each Bank which does not increase its Term Loan A Commitment pursuant to the First Amendment and by an Amended and Restated Term Note A issued to each Bank which does increase its Term Loan A Commitment pursuant to the First Amendment (collectively, "Term Loan A"), Term Loan B in principal amount of $58,000,000 to be evidenced by a Term Note B issued to each Bank which does not increase its Term Loan B Commitment pursuant to the First Amendment and by an Amended and Restated Term Note B issued to each Bank which does increase its Term Loan B commitment pursuant to the First Amendment (collectively, "Term Loan B"), and Term Loan C in principal amount of $15,000,000 to be evidenced by Term Note C ("Term Loan C").

                           The increase in Term Loan A and Term Loan B pursuant to the First Amendment shall constitute a part of the First Priority Facility.

                           (b) The third sentence of Section 3.2 of the Original Credit Agreement is hereby amended and restated as follows:

                           The Banks shall have no obligation to make Term Loans hereunder after the Amendment Closing Date and the Term Loan proceeds to be disbursed on the Amendment Closing Date shall consist of

                           $12,000,000 with respect to Term Loan A and $13,000,000 with respect to Term Loan B.

                           (c) Section 3.3 of the Original Credit Agreement is hereby amended and restated as follows:

                           3.3 TERM LOAN NOTES.

                           The Obligation of the Borrower to repay the unpaid
principal amount of the Term Loans made by each Bank, together with interest thereon, shall be evidenced by the Term Notes payable to the order of each Bank in an aggregate face amount equal to the Term Loan of such Bank. The principal amount of the Term Loans shall be payable as follows:

                    Repayment Date                   Term Loan a                  Term Loan B                Term Loan C
                    --------------                   -----------                  -----------                -----------
                       June 30, 1999                 $ 1,500,000                   $ 200,000                 $   50,000
                  September 30, 1999                   3,100,000                     200,000                     50,000
                   December 31, 1999                   3,100,000                     200,000                     50,000
                      March 31, 2000                   3,100,000                     150,000                     37,500
                       June 30, 2000                   3,300,000                     150,000                     37,500
                  September 30, 2000                   3,300,000                     150,000                     37,500
                   December 31, 2000                   3,300,000                     150,000                     37,500
                      March 31, 2001                   3,750,000                     150,000                     37,500
                       June 30, 2001                   3,750,000                     150,000                     37,500
                  September 30, 2001                   3,900,000                     150,000                     37,500
                   December 31, 2001                   3,900,000                     150,000                     37,500
                      March 31, 2002                   4,500,000                     150,000                     37,500
                       June 30, 2002                   4,500,000                     150,000                     37,500
                  September 30, 2002                   4,500,000                     150,000                     37,500
                   December 31, 2002                   4,500,000                     150,000                     37,500
                      March 31, 2003                   4,500,000                     150,000                     37,500
                       June 30, 2003                   4,500,000                     150,000                     37,500
                  September 30, 2003                   4,500,000                     150,000                     37,500
                   December 31, 2003                   4,500,000                     150,000                     37,500
                      March 31, 2004                           0                  13,500,000                     37,500
                       June 30, 2004                           0                  13,500,000                     37,500
                  September 30, 2004                           0                  13,500,000                     37,500
                   December 31, 2004                           0                  14,500,000                     37,500
                      March 31, 2005                           0                           0                  3,525,000
                       June 30, 2005                           0                           0                  3,525,000
                  September 30, 2005                           0                           0                  3,525,000
                   December 31, 2005                           0                           0                  3,525,000
                                          ----------------------       ---------------------      ---------------------
                                                   $  72,000,000               $  58,000,000              $  15,000,000
                                          ======================       =====================      =====================




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

                           (d) Section 3.4 of the Original Credit Agreement is hereby amended and restated as follows:

                                    3.4 USE OF PROCEEDS.

                           The proceeds of the Term Loans made on the Closing Date shall be used for the Specified Acquisitions, to repay the Existing Bank Indebtedness and in accordance with Section 8.1.11. [Use of Proceeds]. The proceeds of the Term Loans made on the Amendment Closing Date shall be used to finance the Texel Acquisition, to repay the Existing Texel Debt and in accordance with Section 8.1.11. [Use of Proceeds].

                  7. AMENDMENT TO PROVISIONS REGARDING SALE OF DEBT OR EQUITIES.

                           The last sentence of Section 5.5.3 of the Original Credit Agreement is amended and restated as follows:

                           "EXCLUDED ISSUANCE" shall mean the Orius Preferred Stock issued to HIG on the Closing Date, common stock issued by Orius in connection with the Specified Acquisitions, the Texel Acquisition or any Permitted Acquisition, common stock issued by Orius in connection with the conversion of the Orius Preferred Stock, sale of Orius common stock in connection with the NATC Reorganization, and, additional Series A Preferred Stock or Series B Preferred Stock of Orius issued pursuant to payment in kind features of such stock, and, to the extent such proceeds do not exceed $2,500,000 from the Closing Date to the date of exercise, common stock of Orius issued in connection with the exercise of employee stock options.

                  8. REPRESENTATIONS AND WARRANTIES. The Loan Parties (including Texel), jointly and severally, hereby represent and warrant to the Agents and each of the Banks as follows:

                           (a) Except as described in the Supplemental Schedules attached hereto (the "Supplemental Schedules"), all representations, warranties and covenants made by the Loan Parties to the Banks and the Agents that are set forth in the Original Credit Agreement or any other Loan Document are true and correct on and as of the date hereof with the same effect as though such representations, warranties and covenants had been made on and as of the date hereof (except representations and warranties which expressly relate solely to an earlier date and time, which representations and warranties were true and correct on and as of the specific dates and times referred to therein).

                           (b) No event or condition exists which, with the giving of notice or the passage of time, or both, would constitute a Potential Default or an Event of Default under any of the Loan Documents as amended or affirmed in connection with this First Amendment and the other Amendment Documents.

                           (c) The Supplemental Schedules attached hereto and
         Section 9 hereof set forth (i) all disclosure information with respect to Texel called for under Article 6 of the Original Credit Agreement (and, subject to disclosure in such Supplemental Schedules and Section 9 hereof, Texel is hereby deemed to make and give all representations and warranties to the Agents and each of the Banks as set forth in
         Section 6 of the Original Credit Agreement as amended hereby), and (ii) all information with respect to the other Loan Parties which must be amended or updated from the disclosure schedules to the Original Credit Agreement in order to make the representations and warranties of such Loan Parties true and correct on the date hereof (except representations and warranties which expressly relate solely to an earlier date and time, which representations and warranties were true and correct on and as of the specific dates and times referred to therein).

                           (d) The execution and delivery of this First
         Amendment and the consummation of the transactions contemplated hereby and by any other documents executed by the Loan Parties required to be delivered to the Agent in connection with this First Amendment have been duly and validly authorized by the Loan Parties and all such documents together constitute the legal, valid and binding agreement of the Loan Parties, enforceable against the Loan Parties in accordance with their respective terms, except to the extent that enforceability of any of such document may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or general equitable principles.

                  9. AMENDMENT TO REPRESENTATIONS REGARDING FINANCIAL STATEMENTS

                           Section 6.1.9 of the Original Credit Agreement is hereby amended and restated as follows:

                                    (i) HISTORICAL STATEMENTS. The Borrower has
                  delivered to the Agents copies of financial statements of each Subsidiary of the Borrower (including each Target and Texel), all as described in SCHEDULE 6.1.9 attached hereto, including audited financial statements of the Borrower and its Subsidiaries for the period ended December 31, 1998 (the "Annual Statements"), and (ii) unaudited interim combined financial statements of Borrower and its Subsidiaries (and each Target and Texel), including unaudited financial statements of Borrower and its Subsidiaries for the three month period ended March 31, 1999 as certified by an officer of Borrower (the "Interim Statements") (the Annual and Interim Statements being collectively referred to as the "Historical Statements"). The Historical Statements were compiled from the books and records maintained by each Loan Party's management, and fairly represent the consolidated financial condition of each Loan Party as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied, subject (in the case of the Interim Statements) to normal year-end audit adjustments and the lack of footnotes.

                                    (ii) FINANCIAL PROJECTIONS. The Borrower has
                  delivered to the Agents financial projections of the Borrower and its subsidiaries, including the financial projections related to the Specified Acquisitions and the Texel Acquisition, for the period through December 31, 2005 derived from various assumptions of the Borrower's management and pro forma consolidated Historical Statements based on the Historical Statements of the Borrower and its subsidiaries, including those acquired in the Specified Acquisitions and the Texel Acquisition (the "Financial Projections").

                  10. AMENDMENTS TO COVENANTS

                           (a) Section 8.1.11 of the Original Credit Agreement is hereby amended and restated as follows:

                                    8.1.11 USE OF PROCEEDS.

                           The Loan Parties will use the Letters of Credit and the proceeds of the Loans only for (i) general corporate purposes and for working capital, (ii) to finance the Specified Acquisitions and the Texel Acquisition, (iii) to repay the Existing Bank Indebtedness and the Existing Texel Debt, (iv) to finance Permitted Acquisitions. The Borrower may reloan to NATC a portion of the proceeds of the Term Loan sufficient to allow NATC to repay the Existing Bank Indebtedness provided such loan is treated as an intercompany loan on the books and records of the parties and is not evidenced by a promissory note.

                           (b) Section 8.1.13 of the Original Credit Agreement is hereby amended and restated as follows:

                                    8.1.13 INTEREST RATE PROTECTION

                           Within thirty (30) calendar days of the Amendment Closing Date, the Borrower shall enter into or have entered into one or more Interest Rate Protection Agreements with terms of not less than three years from the Closing Date covering 50% of the principal amount of the Term Loans, all in form and substance acceptable to the Agents (collectively the "Interest Rate Protection Agreement"). If one or more of the Banks is a party to such Interest Rate Protection Agreement, the Interest Rate Protection Agreement shall be considered a Loan Document and such Bank(s) shall be entitled to share in the security granted by the Borrower hereunder and under the Loan Documents.

                           (c) Section 8.2.6(vi) of the Original Credit
Agreement is hereby amended and restated as follows:

                                     (i) the Borrower shall demonstrate (x)
                           compliance immediately prior to the consummation of the proposed Permitted Acquisition with the covenants contained in this Section 8.2 after giving pro forma effect to such Permitted Acquisition, (y) that the business which is the subject of the Permitted Acquisition has had a positive Consolidated Cash Flow from Operations for the four fiscal quarters immediately preceding consummation of the Permitted Acquisition, and (z) that following consummation, and taking into account any Revolving Credit Loans to be incurred in connection with such Permitted Acquisition, Borrower will have at least $5,000,000 in unused borrowing availability in the Revolving Credit Loans, such demonstrations to be set forth in a certificate in form and substance acceptable to the Agents, delivered to the Agents by Borrower at least five (5) Business Days prior to such Permitted Acquisition;

                            (d) Section 8.2.14 of the Original Credit Agreement is hereby amended to add new subpart (ix):

                                    (ix) Orius can issue common stock as
                           provided in the Texel Acquisition Agreement.

                           (e) Section 8.2.16 of the Original Credit Agreement is hereby amended and restated as follows:

                           8.2.16   CAPITAL EXPENDITURES AND LEASES.

                           Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, (i) make any payments in any fiscal year on account of the purchase or lease of any assets which if purchased would constitute fixed assets or which if leased would constitute a capitalized lease which would cause the aggregate of such payments by the Loan Parties and their Subsidiaries in such fiscal year to exceed $12,000,000, or (ii) any payments in any fiscal year on account of the rental or lease of real or personal property of any other Person under operating leases (i.e. non-Capital Leases) which would cause the aggregate of such payments by the Loan Parties and their Subsidiaries in such fiscal year to exceed $5,000,000. All such capital expenditures and leases shall be made under usual and customary terms and in the ordinary course of business. Acquisition of capital assets as part of a Permitted Acquisition or the Texel Acquisition shall not be considered in calculating compliance with this
                           Section 8.2.16.

                           (f) Section 8.2.17 of the Original Credit Agreement is hereby amended and restated as follows:

                           8.2.17 MINIMUM FIXED CHARGE COVERAGE RATIO;
         CALCULATION OF FINANCIAL COVENANTS FOR 1999-2000

                           The Loan Parties shall not permit the Fixed Charge Coverage Ratio, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended (with first measurement date as of June 30, 1999), to be less than 1.00 to 1 as of the end of any fiscal quarter ending on or before December 31, 1999, less than 1.05 to 1 as of the end of any fiscal quarter ending after December 31, 1999, but on or before December 31, 2001, less than 1.10 to 1 as of the end of any fiscal quarter ended after December 31, 2001 but on or before December 31, 2002, or less than 1.15 to 1 as of the end of any fiscal quarter ending after December 31, 2002. For purposes of calculating compliance with financial statement covenants set forth in Sections 8.2.17, 8.2.18,
                           8.2.19 and 8.2.20 and the applicable Level set forth on the Pricing Grid with respect to specified periods ending in 1999 and 2000, the following shall apply:

                           Consolidated Cash Flow from Operations for periods prior to June 30, 1999 shall be deemed to be as follows:


                                                              Cash Flow from Operations
                                                              -------------------------
               Calendar Quarter ended September 30, 1998      $12,775,000
               Calendar Quarter ended December 31, 1998       $12,775,000
               Calendar Quarter ended March 31, 1999          $12,775,000


                           For the fiscal quarter ended June 30, 1999, Consolidated Cash Flow from Operations will be based upon books and records of Orius and its Subsidiaries for such quarter with, solely as to Texel, adjustments of the type reflected in projections prepared by PricewaterhouseCoopers with respect to Texel and supplied by Borrower to the Agents.

                           As of the end of the fiscal quarter ended June 30, 1999, Fixed Charges and interest expense shall each be determined (with appropriate proforma adjustments as if Texel had been acquired by the Borrower on March 1, 1999 and become a Loan Party on that date) by multiplying the respective aggregate amounts for the Loan Parties determined for the month of March 1999 and the second calendar quarter of 1999 (other than, in the calculation of Fixed Charges, repayments of principal required under Section 3.1 hereof) by 3 and, for purposes of determining Fixed Charges at such date, adding to the sum determined in the preceding clause repayments of principal required under Section 3.1 hereof to be made on June 30, 1999 multiplied by 4.

                           As of the end of the fiscal quarter ended September 30, 1999, Fixed Charges and interest expense shall each be determined by multiplying the respective aggregate amounts for the Loan Parties determined for the month of June 1999 and the third calendar quarter of 1999 (other than, in the calculation of Fixed Charges, repayments of principal required under
                           Section 3.1 hereof) by 3 and, for purposes of determining Fixed Charges at such date, adding to the sum determined in the preceding clause repayments of principal under Section 3.1 hereof required to be made on June 30, 1999 and September 30, 1999 multiplied by 2.

                           As of the end of the fiscal year ended December 31, 1999, Fixed Charges and interest expense shall each be determined by multiplying the aggregate amounts for the Loan Parties for the last seven calendar months of 1999 (other than, in the calculation of Fixed Charges. repayments of principal required under
                           Section 3.1 hereof) by 1.714286 and, for purposes of determining Fixed Charges at such date, adding to the sum determined in the preceding clause repayments of principal under Section 3.1 hereof required to be made on June 30, 1999, September 30, 1999 and December 31, 1999 multiplied by 1.3333333.

                           As of the end of the fiscal quarter ended March 30, 2000, Fixed Charges and interest expense shall each be determined by multiplying the aggregate amounts for the Loan Parties for the last seven calendar months of 1999 and the first calendar quarter of 2000 (other than, in the calculation of Fixed Charges, repayments of principal required under Section 3.1 hereof) by 1.2 and, for purposes of determining
                           Fixed Charges at such date, adding to the sum determined in the preceding clause repayments of principal under Section 3.1 hereof required to be made on June 30, 1999, September 30, 1999, December 31, 1999 and March 30, 2000.

                           (g) Section 8.2.20 of the Original Credit Agreement is hereby amended and restated as follows:

                           8.2.20  MINIMUM CONSOLIDATED CASH FLOW FROM
                                   OPERATIONS.

                           The Loan Parties shall not, at any time, permit the Consolidated Cash Flow from Operations of the Borrower and its Subsidiaries calculated as of the end of the four fiscal quarters then ended (with the first measurement date as of June 30, 1999) to be less than:


                                                                   Minimum Consolidated Cash Flow
                           Four Quarters Ended                             from Operations
                           --------------------------------------------------------------------------
                           June 30, 1999                                     $49,250,000
                           September 30, 1999                                $47,250,000
                           December 31, 1999                                 $45,500,000
                           March 31, 2000                                    $45,500,000
                           June 30, 2000                                     $47,250,000
                           September 30, 2000                                $49,000,000
                           December 31, 2000                                 $50,500,000
                           March 31, 2001                                    $52,000,000
                           June 30, 2001                                     $53,750,000
                           September 30,2001                                 $55,250,000
                           December 31, 2001                                 $56,750,000
                           March 31, 2002                                    $58,250,000
                           June 30, 2002                                     $59,750,000
                           September 30, 2002                                $61,250,000
                           December 31, 2002                                 $62,750,000
                           March 31, 2003                                    $64,500,000
                           June 30, 2003                                     $66,000,000
                           September 30, 2003                                $67,500,000
                           December 31, 2003                                 $69,000,000
                           March 31, 2004                                    $70,750,000
                           June 30, 2004                                     $72,500,000
                           September 30, 2004                                $74,250,000
                           December 31, 2004                                 $76,000,000
                           March 31, 2005                                    $78,000,000
                           June 30, 2005                                     $79,750,000
                           September 30, 2005                                $81,750,000
                           December 31, 2005                                 $83,750,000


                  11. AMENDMENT TO SECTION 10.15. Section 10.15 of the Original Credit Agreement is amended and restated as follows:

                                    10.15 AGENTS' FEES.

                           The Borrower shall pay to the Agents the Fees (the "Agents' Fees") under the terms of a letter dated January 29, 1999 and a letter dated May 5, 1999 among the Borrower, PNC Bank and Merrill Lynch, each as amended from time to time (collectively, the "Fee Letter").

                  12. EFFECTIVENESS. The effectiveness of this First Amendment and the obligation of each Bank to make the extensions of credit contemplated hereby are subject to the performance by each of the Loan Parties of its Obligations to be performed hereunder and under the Original Credit Agreement at or prior to the making of any such additional extensions of credit and to the satisfaction of the following further conditions on or before the Amendment Closing Date:

                           (a) AMENDMENT DOCUMENTS. Each of the Loan Parties, as applicable, shall have executed and delivered to the Administrative Agent for its benefit and the benefit of the Banks the Amendment Documents to which each is a party (including an Amended and Restated Term Note A for each Bank increasing its Term Loan A Commitment hereunder and an Amended and Restated Term Note B for each Bank increasing its Term Loan B Commitment hereunder), together with all appropriate financing statements and appropriate stock powers and certificates evidencing the capital stock of Texel, all pursuant to documentation and on terms and conditions satisfactory to the Agents and the Lenders.

                           (b) SATISFACTION OF CONDITIONS. All conditions to making additional Loans as set forth in Section 7.2 of the Original Credit Agreement shall have been satisfied, with the test of each such condition being determined as if the amendments to the Original Credit Agreement made hereby were in force and effect and after giving effect to the Amendment Transactions and after giving effect to the extensions of credit contemplated hereby.

                           (c) OFFICER'S CERTIFICATE. Each of the Loan Parties shall deliver to the Administrative Agent a certificate in the form described in Section 7.1.1 of the Original Credit Agreement, but for purposes of such certificate the amendments to the Original Credit Agreement made hereby shall be deemed to be in full force and effect and the representations and warranties of the Loan Parties shall apply both before and immediately after giving effect to the Amendment Transactions and the extensions of credit contemplated hereby.

                           (d) SECRETARY'S CERTIFICATE. Each of the Loan Parties (other than Texel) shall deliver to the Administrative Agent for the benefit of the Banks a certificate dated as of the Amendment Closing Date signed by the Secretary or Assistant Secretary of such Loan Party certifying with respect to the Amendment Documents as described in Sections 7.1.2(i) and 7.1.2(ii) of the Original Credit Agreement, together with a good standing certificate from such Loan Party's state of formation, and that no changes in such entities' articles, by-laws or other organizational documents has occurred since the Closing Date.

         Texel shall deliver to the Administrative Agent for the benefit of the Banks a certificate in the form described in Section 7.1.2 of the Original Credit Agreement certifying with respect to matters as described in Section 7.1.2 of the Original Credit Agreement, together with certificates from the appropriate state officials as to the continued existence and good standing of Texel in Virginia and each state where it is qualified to do business.

                           (e) SOLVENCY CERTIFICATE. The Borrower shall have delivered to the Agents a certificate from the Chief Financial Officer or the Chief Executive Officer of Borrower in form and substance satisfactory to the Agents with respect to the solvency (on a consolidated basis) of the Borrower and, with respect to such officer's certificate, each Loan Party, in each case both before and immediately after giving effect to the Amendment Transactions and after giving effect to the extensions of credit contemplated hereby.

                           (f) OPINION OF COUNSEL. There shall be delivered to the Administrative Agent for the benefit of each Bank a written opinion of Akerman Senterfitt & Eidson, P.A., counsel for the Loan Parties (who may rely on the opinions of such other counsel as may be acceptable to the Agents), New York local counsel, Virginia local counsel and other counsel acceptable to the Agents to Loan Parties which are not Florida or New York corporations dated the Amendment Closing Date and in form and substance satisfactory to the Agents and their counsel.

                           (g) LEGAL DETAILS. All legal details and proceedings in connection with the transactions contemplated by the Amendment Transactions, including this First Amendment and the other Amendment Documents shall be in form and substance satisfactory to the Agents and counsel for the Agents, and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agents and said counsel, as the Agents or said counsel may reasonably request.

                           (h) FEES AND EXPENSES. All accrued fees and expenses (including the fees and expenses of Kirkpatrick & Lockhart LLP, Cahill Gordon & Reindel and any local counsel to the Agents) of the Agents and the Banks in connection with the Original Credit Agreement and Amendment Documents and all fees specified in the Fee Letter shall have been paid.

                           (i) CONSENTS. All material consents required to effectuate the transactions contemplated hereby as set forth on
         SCHEDULE 6.1.13 shall have been obtained.

                           (j) NO MATERIAL ADVERSE CHANGE. There shall not have occurred a Material Adverse Change of Borrower or Texel, in each case together with its subsidiaries taken as a whole, as the case may be (and before and after giving effect to the Amendment Transactions) since (x) with respect to Borrower, November 30, 1998, and (y) with respect to Texel, December 31, 1998.

                           (k) NO VIOLATION OF LAWS. The making of the additional extensions of credit contemplated hereby and the consummation of the Amendment Transactions shall not contravene any Law applicable to any Loan Party or any of the Banks.

                           (l) NO ACTIONS OR PROCEEDINGS. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Agreement, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or the Amendment Transactions, that has or which have a reasonable likelihood of restraining, preventing or imposing materially burdensome conditions on any of the Amendment Transactions contemplated by the Original Credit Agreement as amended by this First Amendment or any of the other Loan Documents or Amendment Documents.

                           (m) INSURANCE POLICIES; CERTIFICATES OF INSURANCE; ENDORSEMENTS. The Loan Parties shall have delivered evidence acceptable to the Agents that adequate insurance in compliance with Section 8.1.3 [Maintenance of Insurance] of the Original Credit Agreement with respect to each of the Loan Parties, including Texel, is in full force and effect and that all premiums then due thereon have been paid, together with a certified copy of each Loan Party's casualty insurance policy or policies evidencing coverage satisfactory to the Agents, with additional insured, mortgagee and lender loss payable special endorsements attached thereto in form and substance satisfactory to the Administrative Agent and its counsel naming the Administrative Agent, as additional insured, mortgagee and lender loss payee.

                           (n) FILING CONFIRMATION. The Agents shall have received (1) verbal confirmation of all filings with respect to any recordation or filing necessary to perfect the Lien of the Administrative Agent for its benefit and for the benefit of the Banks on the Collateral or other satisfactory evidence of such recordation and filing and (2) evidence in a form acceptable to the Agents that such Lien constitutes a Prior Security Interest in favor of the Administrative Agent for its benefit and for the benefit of the Banks.

                           (o) CONSUMMATION OF TEXEL ACQUISITION. All material documentation, including without limitation, any tax sharing agreement, employment agreement or other financing arrangement with respect to or in connection with the Texel Acquisition shall be in form and substance reasonably satisfactory to the Agents. In addition to the requirements of Section 12(q) hereof, the Agents shall have received (i) evidence satisfactory to them of the prior or simultaneous consummation of the Texel Acquisition, (ii) letters from Texel's counsel in the Texel Acquisition permitting the Agents and the Banks to rely upon its opinion letter delivered to the Borrower in connection with the Texel Acquisition, and (iii) from the Borrower a certificate signed by the Chief Executive Officer or Chief Financial Officer of the Borrower certifying that:

                                    (i) The consummation of the Texel
                  Acquisition have occurred or are occurring simultaneously with the making of the additional extensions of credit contemplated hereby;

                                    (ii) The execution and delivery of the Texel
                  Acquisition documents, related agreements, and the consummation of the Texel Acquisition, did not and will not violate any statute or regulation of the United States or of any state or other applicable jurisdiction, or any order, judgment or decree of any court or governmental body, or result in a breach of, or constitute a default under, any agreement, indenture, order or decree affecting the Borrower or Texel.

                                    (iii) All of the representations and
                  warranties of the Borrower and, to the best of the knowledge of the Borrower, the other parties to the Texel Acquisition Agreement, contained in the Texel Acquisition Agreement are true and correct in all material respects as of the date of closing of the consummation of the Texel Acquisition; and

                                    (iv) The consummation of the Texel
                  Acquisition complied in all respects with all applicable legal requirements, and all necessary governmental, regulatory, shareholder and other consents and approvals required for the consummation of the Texel Acquisition were, prior to the consummation thereof, duly obtained and in full force and effect.

                           (p) LANDLORD'S WAIVER. The Loan Parties shall have delivered an executed Landlord's Waiver from the lessor for each of the leased locations described in Schedule 7.1.14.

                           (q) CONSUMMATION OF AMENDMENT TRANSACTIONS. The Board of Directors or all of the shareholders of each Loan Party shall have authorized and approved the Amendment Transactions, and the Agents shall have received satisfactory evidence of the same. Each of the Amendment Transactions (other than extensions of credit under the Original Credit Agreement as amended by the First Amendment) shall have been consummated in all material respects in accordance with the terms hereof and the terms of documentation therefor (without the waiver or amendment of any material condition unless consented to by the Agents and the Banks) that are in form and substance reasonably satisfactory to the Agents and the Banks (with any condition therein requiring the satisfaction or consent of any person other than the Agents or the Banks being deemed to require the satisfaction or consent of the Agents and the Banks). Each of the parties thereto shall have complied in all material respects with all covenants set forth in the Texel Acquisition Agreement (without the waiver or amendment of any of the terms thereof unless consented to by the Agents and the Banks).

                           (r) REFINANCINGS. All liens in respect of the Existing Texel Debt (except such liens which constitute Permitted Liens) shall have been released and the Agents shall have received evidence thereof satisfactory to the Agents and "pay off" letters satisfactory to the Agents with respect to the Existing Texel Debt (except any Existing Texel Debt which constitutes Permitted Indebtedness).

                           (s) INDEBTEDNESS. After giving effect to Amendment Transactions and the other transactions contemplated hereby, each Loan Party and its Subsidiaries shall have outstanding no Indebtedness to any person other than the Borrower or its Subsidiaries or preferred stock (or direct or indirect guarantee or other credit support in respect thereof) outstanding other than the Permitted Indebtedness and preferred stock of Orius described on Schedule 6.1.2.

                           (t) PRO FORMA BALANCE SHEET/APPLICATION OF FUNDS. The Agents and the Banks shall have received satisfactory evidence (including satisfactory supporting schedules and other data) that after giving effect on a pro forma basis to the Amendment Transactions in compliance with Regulation S-X under the Securities Act of 1933 and otherwise acceptable to the Agents and the Banks, Borrower is in compliance with each covenant set forth in Section 8.2.16 through
         8.2.20 inclusive, of the Original Credit Agreement, as amended hereby, as of the end of the fiscal quarter most recently ended prior to the Amendment Closing Date.

                           (u) LIEN SEARCH. The Agents and the Banks shall have received the results of a recent lien, tax and judgment search in each of the jurisdictions and offices where assets of Texel with a value of $25,000 or more (excluding registered motor vehicles) are located or recorded, and such search shall reveal no liens on any of their assets except for liens permitted by the Loan Documents or liens to be discharged in connection with the transactions contemplated hereby.

                           (v) FINANCIAL STATEMENTS. The Borrower shall have delivered to the Agents and the Banks (i) audited financial statements of Orius and its subsidiaries for the year ended December 31, 1998,
         (ii) unaudited financial statements of Orius and its Subsidiaries for the three months ended March 31, 1999, certified by an officer of Orius, and (iii) a pro forma consolidated balance sheet of Orius and its subsidiaries dated as of the date of the most recently available financial statements after giving effect to the Amendment Transactions, which balance sheet shall be consistent in all material respects with the sources and uses and the forecast each previously provided to the Agents and the Banks. The sources and uses to effect the Amendment Transactions shall not differ in any material respect from those previously provided to the Agents and the Banks. Borrower shall also have provided such other financial information as the Bank or the Agents may request in connection with the Amendment Transactions.

                           (w) NO VIOLATION OF LAW. No law or regulation shall be applicable in the judgment of the Agents and the Banks that restrains, prevents or imposes material adverse conditions upon any component of the Amendment Transactions or the financing hereof, including the additional extensions of credit contemplated hereby.

                           (x) INFORMATION. The Agents and the Banks shall have received all material information from Texel concerning potential environmental liabilities and compliance with environmental laws, and shall have received all Phase I reports they shall have reasonably requested.

                           (y) The terms, conditions and structure of the Texel Acquisition and the Texel Acquisition Agreement, including any amendments thereto (and the documentation therefor) shall be in form and substance satisfactory to the Agents in their respective sole discretion. The Agents and the Lenders shall have received copies, certified by Borrower, of all filings made with any governmental authority in connection with the Amendment Transactions.

                           (z) CONTINGENT AND OTHER LIABILITIES. The Agents and the Banks shall be satisfied as to the amount and nature of all tax, ERISA, employee retirement benefit, and other contingent liabilities to which Texel may be subject, and the plans of Texel with respect thereto.

                           (aa) STRUCTURE AND ORGANIZATION. The Agents and the Banks shall be satisfied (in their reasonable judgment) with the proposed and actual capitalization and corporate and organizational structure of each Loan Party and its Subsidiaries (after giving effect to the Amendment Transactions), including as to direct and indirect ownership and as to the terms of the indebtedness and capital stock of each Loan Party and its Subsidiaries.

                           (bb) DUE DILIGENCE REPORTS. The Agents and the Banks shall have received final preacquisition reports of PricewaterhouseCoopers LLP with respect to Texel that are satisfactory to them in all respects and not different in any material respect from the draft preacquisition reports provided prior to May 5, 1999.

                           (cc) BUSINESS PLAN. The Agents and the Banks shall have received a reasonably satisfactory business plan or budget for Borrower and its Subsidiaries after giving effect to the Amendment Transactions for the 1999 fiscal year.

                           (dd) YEAR 2000. The Agents and the Banks shall be satisfied (in their reasonable judgment) with all arrangements and preparations by Texel with respect to the Year 2000 issue.

                  13. COUNTERPARTS. This First Amendment may be executed in one or more counterparts by any party hereto in separate counterparts, each of which when so executed and delivered to the other party shall be deemed an original. All such counterparts together shall constitute one and the same instrument.

                  14. WAIVERS. This First Amendment shall not, except as expressly set forth above, serve to waive, supplement or amend the Original Credit Agreement, which Original Credit Agreement shall remain in full force and effect as amended hereby.

                  15. GOVERNING LAW. This First Amendment shall be deemed to be a contract under the Laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Amendment as of the date and year first above written.

                                         BORROWER:

ATTEST:                                  NATG HOLDINGS, LLC

                                         By:
-----------------------------------          ---------------------------
                                         Title:
                                               -------------------------

[Seal]

                                         GUARANTORS:

ATTEST:                                  ORIUS CORP.

                                         By:
-----------------------------------          ---------------------------
                                         Title:
                                               -------------------------

[Seal]

                                         NORTH AMERICAN TEL-COM GROUP, INC.

                                         By:
-----------------------------------          ---------------------------
                                         Title:
                                               -------------------------

[Seal]

                                         MICH-COM CABLE SERVICES INCORPORATED

                                         By:
-----------------------------------          ---------------------------
                                         Title:
                                               -------------------------

[Seal]

                                         CABLEMASTERS CORP.

                                         By:
-----------------------------------          ---------------------------
                                         Title:
                                               -------------------------

[Seal]

                                         CHANNEL COMMUNICATIONS, INC.

                                         By:
-----------------------------------          ---------------------------
                                         Title:
                                               -------------------------

[Seal]

ATTEST:                                  EXCEL CABLE CONSTRUCTION, INC.

                                         By:
-----------------------------------          ---------------------------
                                         Title:
                                               -------------------------

ATTEST:                                  U.S. CABLE, INC.

                                         By:
-----------------------------------          ---------------------------
                                         Title:
                                               -------------------------

[Seal]

ATTEST:                                  CATV SUBSCRIBER SERVICES, INC.

                                         By:
-----------------------------------          ---------------------------
                                         Title:
                                               -------------------------

[Seal]

ATTEST:                                  STATE WIDE CATV, INC.

                                         By:
-----------------------------------          ---------------------------
                                         Title:
                                               -------------------------

[Seal]

ATTEST:                                  BURN-TECHS, INC.

                                         By:
-----------------------------------          ---------------------------
                                         Title:
                                               -------------------------

[Seal]

ATTEST:                                  DAS-CO of Idaho, Inc.

                                         By:
-----------------------------------          ---------------------------
                                         Title:
                                               -------------------------

[Seal]

ATTEST:                                  SCHATZ UNDERGROUND CABLE, INC.

                                         By:
-----------------------------------          ---------------------------
                                         Title:
                                               -------------------------

[Seal]

ATTEST:                                  NETWORK CABLING SERVICES, INC.

                                         By:
-----------------------------------          ---------------------------
                                         Title:
                                               -------------------------

[Seal]

ATTEST:                                  COPENHAGEN UTILITIES &
                                         CONSTRUCTION, INC.

                                         By:
-----------------------------------          ---------------------------
                                         Title:
                                               -------------------------

[Seal]

ATTEST:                                  TEXEL CORPORATION

                                         By:
-----------------------------------          ---------------------------
                                         Title:
                                               -------------------------

[Seal]

                                         PNC BANK, NATIONAL ASSOCIATION,
                                         as a Bank and as Administrative Agent

                                         By:
                                             ---------------------------
                                         Title:
                                               -------------------------

                                         MERRILL LYNCH & CO.,
                                         MERRILL LYNCH, PIERCE, FENNER &
                                         SMITH INCORPORATED,
                                         as Syndication Agent

                                         By:
                                             ---------------------------
                                         Title:
                                               -------------------------

                                         MERRILL LYNCH CAPITAL
                                         CORPORATION, as a Bank

                                         By:
                                             ---------------------------
                                         Title:
                                               -------------------------